SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        Rule 13e-3 Transaction Statement
       (Pursuant to Section 13(e) of the Securities Exchange Act of 1934)


                             PRESIDIO CAPITAL CORP.
                                (Name of Issuer)

                             PRESIDIO CAPITAL CORP.
                        (Name of Person Filing Statement)

                     Title                     CUSIP Number
                 Class A shares                  G72201109
                (Title and CUSIP Number of Class of Securities)

                               Richard J. Sabella
                      President and Chief Executive Officer
                             Presidio Capital Corp.
                        411 West Putnam Avenue, Suite 270
                          Greenwich, Connecticut 06830
                                 (203) 862-7444

                                 with a copy to:
                            Lawrence A. Kobrin, Esq.
                             Jonathan I. Mark, Esq.
                             Cahill Gordon & Reindel
                                 80 Pine Street
                            New York, New York 10005
                                 (212) 701-3000
 (Name, Address and Telephone Number of Person Authorized to Receive Notices and
            Communications on Behalf of the Person Filing Statement)

This statement is filed in connection with (check the appropriate box):

a. [X] The filing of solicitation materials or an information statement subject to Regulation 14A [17 CFR 240.14a-1 to 240.14b-1], Regulation 14C [17 CFR 240.14c-1 to 240.14c-101] or Rule 13e-3(c) [Sec. 240.13e-3(c)]
     under the Securities Exchange Act of 1934.
b. [ ] The filing of a registration statement under the Securities Act of 1933.
c.   [ ] A tender offer.
d.   [ ] None of the above.

Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies: / /

                            Calculation of Filing Fee

      Transaction Valuation*                     Amount of Filing Fee
      $15,713,175.00                             $3,142.64

* Solely for purposes of calculating the filing fee and computed pursuant to
Section 13(e)(3) of the Securities Exchange Act of 1934, as amended, and Rule 0-11(b)(1) thereunder, the transaction value equals the total amount of funds, excluding fees and other expenses, required to purchase all fractional shares of the class of securities listed above pursuant to the reverse stock split described in the Information Statement reference in Item 17(d)(1) herein.

/X/ Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

Amount Previously Paid:  3,136.01

Form or Registration No.:  Schedule 13E-3

Filing Party:  Presidio Capital Corp.

Date Filed:  January 27, 1998

     This Rule 13e-3 Transaction Statement (the "Statement") relates to the reverse stock split by Presidio Capital Corp., a British Virgin Islands corporation ("Presidio"), described in its Information Statement, dated February 13, 1998 (the "Information Statement"), whereby (i) each shareholder that surrenders 250,000 Class A shares, par value $0.01 per share (the "Old Shares"), will receive one (1) Class A share, par value $2,500.00 per Old Share (the "New Shares"), and (ii) a cash payment of $25.00 per Old Share (the "Cash Consideration") in lieu of issuing any fractional New Shares to shareholders who, after the reverse stock split, would own fractional New Shares. Items (i) and (ii) are referred to herein collectively as the "Reverse Stock Split."

     Pursuant to General Instruction F to Schedule 13E-3, some of the Items below are answered by cross-reference to the Information Statement on Schedule 14C (the "Schedule 14C") filed by Presidio with the Securities and Exchange Commission (the "Commission") on the date hereof. The information set forth in the Schedule 14C is expressly incorporated herein by reference and responses to each item herein are qualified in their entirety by the corresponding responses in the Schedule 14C.

Schedule 13E-3 Item Number        Location in Schedule 14C Information Statement
     Item l(a)                    Cover Page of Information Statement

     Item l(b)                    *

     Item l(c)                    *

     Item l(d)                    *

     Item l(e)                    Not Applicable

     Item l(f)                    Not Applicable

     Item 2(a)                    *

     Item 2(b)                    *

     Item 2(c)                    *

     Item 2(d)                    *

     Item 2(e)                    *

     Item 2(f)                    *

     Item 2(g)                    *

     Item 3(a)(1)                 Not Applicable

     Item 3(a)(2)                 Not Applicable

     Item 3(b)                    *

     Item 4(a) Special Factors--Reasons for the Reverse Stock Split; Certain Effects of and Conduct of the Company's Business After the Reverse Stock Split

Schedule 13E-3 Item Number        Location in Schedule 14C Information Statement

     Item 4(b)                    Not Applicable

     Item 5(a) Special Factors--Reasons for the Reverse Stock Split; Certain Effects of and Conduct of the Company's Business After the Reverse Stock Split

     Item 5(b) Special Factors--Reasons for the Reverse Stock Split; Certain Effects of and Conduct of the Company's Business After the Reverse Stock Split

     Item 5(c) Special Factors--Reasons for the Reverse Stock Split; Certain Effects of and Conduct of the Company's Business After the Reverse Stock Split

     Item 5(d) Special Factors--Reasons for the Reverse Stock Split; Certain Effects of and Conduct of the Company's Business After the Reverse Stock Split

     Item 5(e) Special Factors--Reasons for the Reverse Stock Split; Certain Effects of and Conduct of the Company's Business After the Reverse Stock Split

     Item 5(f) Special Factors--Reasons for the Reverse Stock Split; Certain Effects of and Conduct of the Company's Business After the Reverse Stock Split

     Item 5(g) Special Factors--Reasons for the Reverse Stock Split; Certain Effects of and Conduct of the Company's Business After the Reverse Stock Split

     Item 6(a)                    Summary--Financing and Expenses of the Reverse
                                  Stock Split

     Item 6(b)                    Summary--Financing and Expenses of the Reverse
                                  Stock Split

     Item 6(c)                    Not Applicable

     Item 6(d)                    Not Applicable

     Item 7(a) Special Factors -- Reasons for the Reverse Stock Split; Certain Effects of and Conduct of the Company's Business After the Reverse Stock Split

     Item 7(b) Special Factors -- Reasons for the Reverse Stock Split; Certain Effects of and Conduct of the Company's Business After the Reverse Stock Split

     Item 7(c) Special Factors -- Reasons for the Reverse Stock Split; Certain Effects of and Conduct of the Company's Business After the Reverse Stock Split



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
Schedule 13E-3 Item Number        Location in Schedule 14C Information Statement

     Item 7(d) Special Factors -- Reasons for the Reverse Stock Split; Certain Effects of and Conduct of the Company's Business After the Reverse Stock Split; Certain Tax Consequences

     Item 8(a) Special Factors -- Reasons for the Reverse Stock Split; Recommendation of the Board; Fairness of the Reverse Stock Split

     Item 8(b) Special Factors -- Reasons for the Reverse Stock Split; Recommendation of the Board; Fairness of the Reverse Stock Split

     Item 8(c) Special Factors--Rights of Dissenting Share-holders

     Item 8(d) Special Factors -- Reasons for the Reverse Stock Split; Recommendation of the Board; Fairness of the Reverse Stock Split

     Item 8(e) Special Factors -- Reasons for the Reverse Stock Split; Recommendation of the Board; Fairness of the Reverse Stock Split

     Item 8(f)                    Not Applicable

     Item 9(a)                    Special Factors--Fairness of the Reverse Stock
                                  Split

     Item 9(b)                    Not Applicable

     Item 9(c)                    Not Applicable

     Item 10(a)                   Security Ownership of Certain Beneficial
                                  Owners and Management

     Item 10(b)                   *

     Item 11                      Not Applicable

     Item 12(a) Special Factors -- Recommendation of the Board; Conflicts of Interest; Interests of Certain Persons in the Reverse Stock Split

     Item 12(b) Special Factors -- Recommendation of the Board; -- Conflicts of Interest; Interests of Certain Persons in the Reverse Stock Split

     Item 13(a) Special Factors--Rights of Dissenting Share-holders

     Item 13(b)                   Not Applicable

Schedule 13E-3 Item Number        Location in Schedule 14C Information Statement

     Item 13(c)                   Not Applicable

     Item 14(a)                   Financial and Other Information

     Item 14(b)                   Not Applicable

     Item 15(a)                   *

     Item 15(b) Financing and Expenses of the Reverse Stock Split; Special Factors -- Exchange of Certifi-cates and Payment for Fractional New Shares

     Item 16 All the Information set forth in the Information Statement is hereby incorporated by reference.

     Item 17(a)                   Not Applicable

     Item 17(b)                   Not Applicable

     Item 17(c)                   Not Applicable

     Item 17(d)                   *

     Item 17(e)                   Not Applicable

     Item 17(f)                   Not Applicable
------------
         *  The Item is located only in the Schedule 13E-3.

Item 1.   Issuer and Class of Security Subject to the Transaction.

         (a) The name of the Issuer is Presidio Capital Corp. ("Presidio" or the "Issuer"), a British Virgin Islands corporation that has its principal executive offices at 411 West Putnam Avenue, Suite 270, Greenwich, Connecticut 06830.

         (b) The securities which are the subject of this Rule 13e-3 transaction are the Issuer's Class A shares, par value $0.01 per share, of which 10,013,650 Old Shares were issued and outstanding as of February 13, 1998 and there were approximately 275 holders of record of such shares as of February 13, 1998.

         (c) The Issuer believes there is no established trading market for the Class A shares.

         (d) The following table identifies dividends paid by the Issuer since the beginning of the second full fiscal year preceding the date hereof:


   DECLARATION                                                 AMOUNT
       DATE            RECORD DATE       PAYMENT DATE         PER SHARE         AMOUNT PAID
                         4/11/95            4/21/95             $ 3.49       $ 34,947,638.50
                         6/16/95            6/30/95               4.00         40,054,600.00
      11/29/95           12/6/95           12/15/95               1.00         10,013,650.00

                               TOTAL FOR 1995                                                    $ 85,015,888.50
      12/27/95            1/3/96            1/12/96               1.00         10,013,650.00
       1/23/96           1/29/96             2/9/96               2.00         20,027,300.00
       3/27/96            4/3/96            4/12/96               3.25         32,544,362.50
       5/14/96           5/30/96            5/31/96              14.00        140,197,946.00
       7/30/96            8/2/96             8/9/96               3.50         35,049,486.50
       9/25/96           9/30/96            10/7/96               2.49         24,933,988.50

                               TOTAL FOR 1996                                                     262,766,733.50
                                             4/3/97               1.65         16,522,522.50

                               TOTAL FOR 1997                                                      16,522,522.50
                                                                                                 ---------------
                              TOTAL DIVIDENDS PAID              $36.38                           $364,305,144.50
                                                                ======                           ===============

        (e)       Not applicable.

         (f)       Not applicable.

Item 2.   Identity and Background.

     (a)-(g) This statement is filed by the Issuer. Presidio Holding Company, LLC ("PHC"), which holds approximately 67.6% of the Issuer's shares, is a controlling person of the Issuer. PHC is a New York limited liability company whose address is 527 Madison Avenue, 17th Floor, New York, New York 10022. PHC has two members, Polaris Operating LLC ("Polaris"), which holds a 99% interest, and Northstar Operating, LLC ("Northstar"), which holds a 1% interest. Polaris is a Delaware limited liability company whose address is 527 Madison Avenue, 17th Floor, New York, NY 10022. Polaris has two members, Sextant Operating Corp. ("Sextant"), which holds a 1% interest, and Northstar, which holds a 99% interest. Sextant is a Delaware corporation whose address is 527 Madison Avenue, 17th Floor, New York, NY 10022 and whose sole shareholder is Northstar. Northstar is a Delaware limited liability company whose address is 527 Madison Avenue, 17th Floor, New York, N.Y. 10022. Northstar has two members, Northstar Capital Partners ("NCP"), which holds a 99% interest, and Northstar Capital Holdings I, LLC ("NCHI"), which holds a 1% interest. Both NCP and NCHI are Delaware limited liability companies whose business address is 527 Madison Avenue, 17th Floor, New York, N.Y. 10022. NCP has two members, NCHI, which holds a 74.75% interest, and Northstar Capital Holdings II, LLC ("NCHII"), which holds a 25.25% interest. The business address for NCHII, a Delaware limited liability company, is 527 Madison Avenue, 17th Floor, New York, N.Y. 10022. NCHII has three members, NCHI, which holds a 99% interest, Edward Scheetz, who holds a 0.5% interest, and David Hamamoto, who holds a 0.5% interest. Mr. Scheetz, a U.S. citizen whose business address is 527 Madison Avenue, 17th Floor, New York, N.Y. 10022, is a founding member of NCP. Mr. Hamamoto, a U.S. citizen whose business address is 527 Madison Avenue, 17th Floor, New York, N.Y. 10022, is a founding member of NCP. NCHI has two members, Mr. Scheetz and Mr. Hamamoto, each of whom holds a 50% interest.

     In addition to Mr. Scheetz and Mr. Hamamoto, David King, Richard J. Sabella and Kevin Reardon are directors of the Issuer. Mr. King is a U.S. citizen whose business address is 527 Madison Avenue, 17th Floor, New York, New York 10022. Mr. Sabella is a U.S. citizen whose business address is 527 Madison Avenue, 17th Floor, New York, New York 10022. Prior to his appointment with the Issuer in November, 1997, Mr. Sabella was a partner at the law firm of Cahill Gordon & Reindel, 80 Pine Street, New York, New

York 10005. Mr. Reardon is a U.S. citizen whose business address is 527 Madison Avenue, 17th Floor, New York, New York 10022.

     During the five years prior to the date hereof, to the Issuer's knowledge, none of the directors or executive officers of the Issuer, PHC or any member of PHC has been (i) convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) during the last five years or (ii) a party to any civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree, or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities law or finding any violation with respect to such laws.

Item 3.   Past Contracts, Transactions or Negotiations.

     (a) Not applicable. This statement is filed by the Issuer.

     (b) On November 3, 1997, the Issuer engaged Northstar Presidio Management Company, LLC ("Northstar Presidio") as its manager. Northstar Presidio is an affiliate of PHC. The terms of the management agreement provide that Northstar Presidio shall manage the day-to-day activities of Presidio. Northstar Presidio receives expense reimbursement for such services.

     Richard J. Sabella, who was designated as a director in November, 1997, is employed by Presidio FF&E Corp., an affiliate of the Company, as president and chief executive officer of that affiliate and of the Issuer. Under his employment agreement, Mr. Sabella receives a base annual salary of $1 million. He was granted stock options to purchase up to 2% of the shares of the Issuer at $25 or $30 per share, adjusted to reflect capital share changes, which options vest ratably over a 24 month period. The option and related employment agreements provide that Mr. Sabella may, in lieu of purchasing shares, elect to recieve a cash payment equivalent to the difference between the option price and the fair market value of the shares and may borrow an agreed upon amount over the term of his employment, secured on a non-recourse basis by the option shares. None of the options have been exercised. The employment agreements are guaranteed by the Issuer.

     On September 12, 1997, the directors of the Issuer, Martin L. Edelman, Dean
J. Takahashi and Paul Walker, resigned and appointed W. Edward Scheetz, David Hamamoto and David King as their successors. In connection with such resignations, PHC and the resigning directors executed certain cross-releases and cross-indemnities.

     On August 20, 1997, Angelo, Gordon & Co., L.P. and M.H. Davidson & Company delivered to the Company an action by written consent purporting to direct the Issuer to appoint two directors as contemplated in Article 79A of the Issuer's Charter. As of February 13, 1998, the Issuer has not recognized such appointment.

     PHC recently made certain proposals to Stonehill Partners, L.P., Stonehill Offshore Partners Limited, John A. Motulsky, Angelo, Gordon & Co., L.P. and M.H. Davidson & Co. Representatives of PHC have had communications with representatives of Stonehill, Angelo/Gordon and Davidson concerning potential plans and proposals that could involve restructurings or reorganizations with respect to the Issuer or such persons' interests in the Issuer. No agreements or arrangements have resulted from any of these discussions as of this date.

Item 4.   Terms of the Transaction.

     (a) The information appearing under the caption "Introduction" and "Special Factors -- Reasons for the Reverse Stock Split; Certain Effects of and Conduct of the Company's Business After the Reverse Stock Split" in the Information Statement is incorporated herein by reference.

     (b) Not applicable.

Item 5.   Plans or Proposals of the Issuer or Affiliate.

     (a)-(g) The information appearing under the caption "Special Factors -- Reasons for the Reverse Stock Split; Certain Effects of and Conduct of the Company's Business After the Reverse Stock Split" in the Information Statement is incorporated herein by reference.

Item 6.   Source and Amounts of Funds or Other Consideration.

     (a) The information appearing under the caption "Summary -- Financing and Expenses of the Reverse Stock Split" in the Information Statement is incorporated herein by reference.

     (b) The information appearing under the caption "Summary -- Financing and Expenses of the Reverse Stock Split" in the Information Statement is incorporated herein by reference.

     (c) Not applicable.

     (d) Not applicable.

Item 7.   Purpose(s), Alternatives, Reasons and Effects.

     (a) The information appearing under the caption "Special Factors -- Reasons for the Reverse Stock Split; Certain Effects of and Conduct of the Company's Business After the Reverse Stock Split" in the Information Statement is incorporated herein by reference.

     (b) The information appearing under the caption "Special Factors -- Fairness of the Reverse Stock Split" in the Information Statement is incorporated herein by reference.

     (c) The information appearing under the captions "Special Factors -- Reasons for the Reverse Stock Split; Certain Effects of and Conduct of the Company's Business After the Reverse Stock Split" and "Special Factors -- Amendment of Charter to Effect Reverse Stock Split" in the Information Statement is incorporated herein by reference.

     (d) The information appearing under the captions "Special Factors -- Reasons for the Reverse Stock Split; Certain Effects of and Conduct of the Company's Business After the Reverse Stock Split," "Certain Tax Consequences" and "Financing and Expenses of the Reverse Stock Split" in the Information Statement is incorporated herein by reference.

Item 8.   Fairness of the Transaction.

     (a)-(b) The information appearing under the caption "Special Factors -- Reasons for the Reverse Stock Split; Recommendation of the Board; Fairness of the Reverse Stock Split" in the Information Statement is incorporated herein by reference.

     (c) The information appearing under the caption "Special Factors -- Rights of Dissenting Shareholders" in the Information Statement is incorporated herein by reference.

     (d)-(e) The information appearing under the caption "Special Factors -- Reasons for the Reverse Stock Split; Recommendation of the Board; Conflicts of Interest; Fairness of the Reverse Stock Split" in the Information Statement is incorporated herein by reference.

     (f) Not applicable.

Item 9.   Reports, Opinions, Appraisals and Certain Negotiations.

         (a)       "Special Factors--Fairness of the Reverse Stock Split."

         (b)       Not applicable.

         (c)       Not applicable.

Item 10.  Interest in Securities of the Issuer.

         (a) The information appearing under the caption "Security Ownership of Certain Beneficial Owners and Management" in the Information Statement is incorporated herein by reference.

         (b) On January 14, 1998, PHC purchased 4,550 Old Shares from each of three former directors for a purchase price of $25.00 per share.

Item 11. Contracts, Arrangements or Understandings with Respect to the Issuer's Securities.

         (a)       Not applicable

Item 12. Present Intention and Recommendation of Certain Persons with Regard to the Transaction.

         (a) The information appearing under the captions "Special Factors -- Recommendation of the Board; -- Conflicts of Interest" and "-- Interests of Certain Persons in the Reverse Stock Split" in the Information Statement is incorporated herein by reference.

         (b) The information appearing under the captions "Special Factors -- Recommendation of the Board; -- Conflicts of Interest" and "-- Interests of Certain Persons in the Reverse Stock Split" in the Information Statement is incorporated herein by reference.

Item 13.  Other Provisions of the Transaction.

         (a) The information appearing under the captions "Special Factors -- Rights of Dissenting Shareholders" in the Information Statement is incorporated herein by reference.

         (b)       Not applicable.

         (c)       Not applicable.

Item 14.  Financial Information.

         (a) The information appearing (i) under the caption "Financial and Other Information" in the Information Statement and (ii) in the financial statements included in the Annual Report on Form 10-K for the year ended December 31, 1996 and the Quarterly Reports on Form 10-Q for the six month periods ended March 31, 1997, June 30, 1997 and September 30, 1997 is incorporated herein by reference.

         (b)       Not applicable.

Item 15.  Persons and Assets Employed, Retained or Utilized.

         (a) The officers and employees of Presidio will perform tasks which would be expected to arise in connection with the transaction.

         (b) The information appearing under the captions "Financing and Expenses of the Reverse Stock Split" and "Special Factors -- Exchange of Certificates and Payment for Fractional New Shares" in the Information Statement is incorporated herein by reference.

Item 16.  Additional Information.

         Reference is hereby made to the Information Statement and Letter of Transmittal, which are referenced hereto as Exhibits (d)(l) and (d)(2), respectively, and incorporated in their entirety herein by reference. Item 17. Material to be Filed as Exhibits.

         (a)       Not applicable.

         (b)       Not applicable.

         (c)       Not applicable.

         (d)(1)   Information Statement, dated February 13, 1998.

         (d)(2)   Letter of Transmittal.

         (d)(3)   Letter to Shareholders, dated February 13, 1998.

         (e)      Not applicable.

         (f)      Not applicable.

                                    SIGNATURE

         After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Dated:  February 13, 1998

                                       PRESIDIO CAPITAL CORP.


                                       By: /s/ Richard J. Sabella
                                           ------------------------------
                                           Name:  Richard J. Sabella
                                           Title:   Authorized Signatory